Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of November 3, 2021, by and among (i) Capital Senior Living Corporation, a Delaware corporation (the “Company”), (ii) Conversant Dallas Parkway (A) LP, a Delaware limited partnership (“Investor A”) and (iii) Conversant Dallas Parkway (B) LP, a Delaware limited partnership (“Investor B” and together with Investor A, the “Conversant Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 12 hereof.

WHEREAS, the Company and the Conversant Investors entered into an Amended and Restated Investment Agreement, dated as of November 3, 2021 (the “A&R Investment Agreement”), pursuant to which, the Conversant Investors agreed to purchase and the Company agreed to sell shares of (i) Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) of the Company, and (ii) common stock, par value $0.01 per share (the “Common Stock”) of the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Resale Shelf Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file with the Commission no later than the date that is ninety (90) days prior to the Restricted Period Termination Date (as defined in the Investor Rights Agreement) a Registration Statement on Form S-3 (or if Form S-3 is not available to the Company, a Registration Statement on Form S-1) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 registering the resale from time to time by the Investor Parties of all of the Registrable Securities held by the Investor Parties (the “Resale Shelf Registration Statement”). The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to become effective no later than the Restricted Period Termination Date and to keep the Resale Shelf Registration Statement continuously effective, and to supplement and amend the Resale Shelf Registration Statement to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, to ensure that another Registration Statement is available (which replacement Registration Statement shall be deemed a Resale Shelf Registration Statement), under the Securities Act at all times until such date as the Investor Parties collectively beneficially own less than 15% of the outstanding shares of Common Stock on an as-converted basis (the “Effectiveness Period”). The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit the Investor Parties to sell such Registrable Securities pursuant to Rule 415 (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to the provisions of the Investor Rights Agreement and this Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Investor Parties.

(b) Registration effected pursuant to this Section 1 shall not be counted as a Demand Registration or Takedown Demand effected pursuant to Section 2.

2. Demand Registrations.

(a) Requests for Registration. Subject to the terms and conditions of this Agreement, following the Restricted Period Termination Date, if the Resale Shelf Registration Statement is not available, any Investor Party(ies) representing more than 50% of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-3 (including a shelf registration pursuant to Rule 415) or any similar short-form registration statement, including an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”), if available to the Company (a “Short-Form Registration”) or, if Form S-3 is not available, on Form S-1 or other long-form registration statement (a “Long-Form Registration”) in accordance with Section 2(d) and Section 2(b) below (a “Demand Registration”). The Company shall effect any such Demand Registration as soon as reasonably practicable after delivery of such request and, in any event, the Company shall be required to make the initial filing of the Registration Statement within 60 days following receipt of the Investor Party’s request in the case of a Short-From Registration or within 90 days following receipt of the Investor Party’s request in the case of a Long-Form Registration. Any request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered by each Investor Party and the intended method of distribution. Following receipt of a request for a Demand Registration in accordance with this Section 2(a), the Company shall use its reasonable best efforts to cause such Registration Statement to become effective under the Securities Act as promptly as practicable after the filing thereof (if such Registration Statement is not an Automatic Shelf Registration Statement).

(b) Short-Form Registrations. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form registration. For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the offer and sale of Registrable Securities. If the Company is qualified to and, pursuant to the request of any Investor Party, has filed with the Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 (a “Shelf Registration”), (i) if the Company is a WKSI at the time of any such request, then the Company shall use its reasonable best efforts to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and (ii) once effective, the Company shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) until the expiration of the Effectiveness Period. If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S-3, the Company shall prepare and file with the Commission a registration statement or registration statements on such form that is available for the sale of Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective under the Securities Act as promptly as practicable after the filing thereof and to remain effective (including by filing a new registration statement, if necessary) until the expiration of the Effectiveness Period.

(c) Shelf Takedowns. At any time when the Resale Shelf Registration Statement or a Shelf Registration for the sale or distribution by any Investor Party on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, Underwritten Block Trade or other distribution plan (each, a “Resale Shelf Registration”) is effective and its use has not been otherwise suspended by the Company in accordance with the terms of Section 2(f) below, upon a written demand (a “Takedown Demand”) by any Investor Party if it is a Shelf Participant holding Registrable Securities at such time, the Company will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration (a “Takedown Offering”). Any Takedown Demand shall specify the approximate number of Registrable Securities requested to be sold by each Investor Party and the intended method of distribution.

(d) Number of Demand Registrations and Takedown Demands. The Investor Parties may request an aggregate of one (1) Short-Form Registration, or if not available, one (1) Long-Form Registration, and, within any twelve (12) month period, one (1) Takedown Demand, in each case in which the Company shall pay all Registration Expenses whether or not any Short-Form Registration or Long-Form Registration has become effective and whether or not such registration has counted as a permitted Demand Registration or Takedown Demand hereunder; provided, that the Company shall not be obligated to effect, or to take any action to effect, any Demand Registration or Takedown Demand unless the aggregate market price of the Registrable Securities requested to be registered exceeds $10.0 million at the time of request.

(e) Priority on Demand Registrations and Takedown Offerings. The Company shall not include in any Demand Registration or Takedown Offering that is an underwritten offering any securities that are not Registrable Securities without the prior written consent of the managing underwriters. If a Demand Registration or a Takedown Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities held by the participating Investor Parties, the Company shall include in such offering prior to the inclusion of any securities which are not Registrable Securities the Registrable Securities requested to be included in such registration (pro rata among the participating Investor Parties on the basis of the number of Registrable Securities owned by each such Investor Party).

(f) Restrictions on Demand Registrations and Takedown Offerings. Any demand for the filing of a registration statement or for a registered offering (including a Takedown Offering) hereunder will be subject to the constraints of any applicable lock-up arrangements to which the applicable Investor Parties are party, and any such demand must be deferred until such lock-up arrangements no longer apply.

(i) The Company shall not be obligated to effect any Demand Registration or Takedown Offering within 30 days prior to the Company’s good faith estimate of the date of filing of an underwritten Public Offering of the Company’s securities and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 30 days from the effective date of the applicable registration statement (or the “pricing” date in the case of a Takedown Offering). The Company may postpone, for up to 60 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a Registration Statement for a

Demand Registration or suspend the use of a prospectus that is part of any Resale Shelf Registration (and therefore suspend sales of the Registrable Securities included therein) by providing written notice to the Investor Parties if the board of directors of the Company reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a material adverse effect on any proposal or plan by the Company or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require the Company to disclose any material nonpublic information which would reasonably be likely to be detrimental to the Company and its subsidiaries; provided that in such event, the Investor Parties initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. The Company may delay or suspend the effectiveness of a Demand Registration or Takedown Offering pursuant to this Section 2(f)(i) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, the Company may in any event delay or suspend the effectiveness of a Demand Registration or Takedown Offering in the case of an event described under Section 5(g) to enable it to comply with its obligations set forth in Section 5(f). The Company may extend the Suspension Period for an additional consecutive 60 days with the consent of the Applicable Approving Party.

(ii) In the case of an event that causes the Company to suspend the use of any Resale Shelf Registration as set forth in Section 2(f)(i) or pursuant to Section 5(g) (a “Suspension Event”), the Company shall give a notice to the Investor Parties (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. An Investor Party shall not effect any sales of the Registrable Securities pursuant to such Resale Shelf Registration (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Investor Party agrees that such Investor Party shall treat as confidential the receipt of the Suspension Notice and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such Investor Party in breach of the terms of this Agreement. The Investor Parties may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Investor Parties and to their counsel, if any, promptly following the conclusion of any Suspension Event.

(iii) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Resale Shelf Registration pursuant to this Section 2(f), the Company agrees that it shall extend the period of time during which such Resale Shelf Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Investor Parties of the Suspension Notice to and including the date of receipt by the Investor Parties of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Resale Shelf Registration are no longer Registrable Securities.

(g) Selection of Underwriters. In connection with any Demand Registration, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided that such selection shall be subject to the written consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed. If any Takedown Offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such Takedown Offering. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all Investor Parties participating in such offering. If the Investor Parties propose to distribute their securities through underwriting, the Investor Parties shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(h) Other Registration Rights. The Company represents and warrants to each holder of Registrable Securities that the registration rights granted in this Agreement do not conflict with any other registration rights granted by the Company. Except as provided in this Agreement, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding.

(i) Revocation of Demand Notice or Takedown Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of any offering relating to a Takedown Demand, the Investor Party(ies) that requested such Demand Registration or Takedown Offering may revoke such request for a Demand Registration or Takedown Offering on behalf of all Investor Parties participating in such Demand Registration or Takedown Offering without liability to such Investor Parties, in each case by providing written notice to the Company. In any such case, no Demand Registration or Takedown Demand shall be deemed to have occurred for purposes of Section 2(d).

(j) Notwithstanding the foregoing, if an Investor Party wishes to engage in an underwritten block trade or similar transaction or other transaction with a 2-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Shelf Registration (through a take-down from an already effective Resale Shelf Registration Statement or Shelf Registration), then such Investor Party shall notify the Company of the Underwritten Block Trade not less than five (5) Business Days prior to the date such offering is to commence, and the Company shall as expeditiously as possible, but subject to Section 2(f), use its reasonable best efforts to facilitate such Underwritten Block Trade (which may close as early as two Business Days after the date it commences); provided, however, that the Investor Party requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade. In the event an Investor Party requests such an Underwritten Block Trade, notwithstanding anything to the contrary in this Section 2 or in Section 3, any other Person who does not constitute an Investor Party shall have no right to participate in such Underwritten Block Trade at any time.

3. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register an offering of any of its securities under the Securities Act (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Demand Registration, (iii) pursuant to a Takedown Demand, (iv) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (v) a registration relating solely to employment benefit plans, (vi) in connection with a registration the primary purpose of which is to register debt securities, or (vii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to all Investor Parties (which notice shall be held in confidence by the Investor Parties until the offering is publicly disclosed) of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the delivery of the Company’s notice; provided that any such other Investor Party may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective. If a Piggyback Registration is effected pursuant to a Registration Statement on Form S-3 or the then-appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Investor Parties shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any other Piggyback Registration.

(b) Piggyback Expenses. The Registration Expenses of the Investor Parties shall be paid by the Company in all Piggyback Registrations, whether or not any such registration became effective.

(c) Priority on Primary Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is an underwritten primary registration on behalf of the Company, then the Company shall use reasonable best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit holders of Registrable Securities to include in such offering all Registrable Securities they request to be included on the same terms and subject to the same conditions as any other shares of the Company included in the offering. If, however, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investor Parties which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the participating Investor Parties on the basis of the number of Registrable Securities owned by each such Investor Party), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(d) Priority on Secondary Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is an underwritten secondary registration on behalf of holders of the Company’s securities other than holders of Registrable Securities, then the Company shall use reasonable best efforts to cause the managing underwriter(s) of the proposed underwritten offering to permit holders of Registrable Securities to include in such offering all Registrable Securities they request to be included on the same terms and subject to the same conditions as any other shares of the Company included in the Offering. If, however, the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Investor Parties which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the participating Investor Parties on the basis of the number of Registrable Securities owned by each such Investor Party), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.

(e) Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then the Company shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) at the request of any holder or holders of such securities until a period of at least 30 days has elapsed from the effective date of such previous registration; provided, however, that the Company shall at all times remain obligated to file, supplement and amend, as applicable, each Registration Statement required to be filed by Section 1.

(f) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any Investor Parties have elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7.

4. Agreements of Company and Investor Parties.

(a) If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, each Investor Party shall enter into customary lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by such managing underwriter(s); provided that all Investor Parties collectively beneficially own 5% or more of the outstanding Common Stock on an as-converted basis; provided further that the applicable lock-up period shall not exceed sixty (60) days.

(b) If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, the Company (i) shall cause each of its executive officers and directors to sign a customary lock-up agreement containing provisions consistent with those contemplated pursuant to Section 4(a) and (ii) shall sign a customary lock-up agreement or market stand-off agreement (either through a separate agreement or as part of any underwriting agreement executed by the Company), with a lock-up period of up to ninety (90) days after the date of the Prospectus (or prospectus supplement if the offering is made pursuant to the Resale Shelf Registration Statement or a Shelf Registration) for such offering except as may otherwise be agreed with the holders of the Registrable Securities in such offering.

(c) The Investor Parties shall use reasonable best efforts to provide such information as may reasonably be requested by the Company, or the managing underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 3 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

5. Registration Procedures. In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the Investor Parties have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Takedown Offering, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a) prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that at least five (5) Business Days before filing such registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and no such document shall be filed with the Commission to which any Investor Party or its counsel reasonably objects);

(b) notify each Investor Party of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the expiration of the Effectiveness Period (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e) during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(g) promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to such registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) after receipt thereof, of any request by the Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;

(i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, preparing for and participating in such number of “road shows,” investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l) take all reasonable actions to ensure that any Free Writing Prospectus utilized in connection with any Demand Registration (including any Shelf Registration), Takedown Offering, Piggyback Registration or Piggyback Shelf Takedown hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

(n) permit any Investor Party who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Company to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such Investor Party and its counsel should be included;

(o) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(p) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(q) cooperate with the Investor Parties covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Investor Parties may request;

(r) cooperate with each Investor Party covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s) if such registration includes an underwritten Public Offering, use its reasonable best efforts to obtain a cold comfort letter from the Company’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request;

(t) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;

(u) if the Company files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

(v) if the Company does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(w) subject to the terms of Section 2(b) and Section 2(c), if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, use its reasonable best efforts to refile the registration statement on Form S-3 and keep such registration statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such registration statement is required to be kept effective;

(x) cooperate with each Investor Party that holds Registrable Securities being offered and the managing underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, in any such case as such Investor Party or the managing underwriters, if any, may reasonably request; and

(y) for so long as this Agreement remains effective, (a) cause the Common Stock to be eligible for clearing through DTC, through its DWAC system; (b) be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) ensure that the transfer agent for the Common Stock is a participant in, and that the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or the applicable successor thereto); and (d) use its reasonable best efforts to cause the Common Stock not to be at any time subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.

6. Termination of Rights. Notwithstanding anything contained herein to the contrary, the right of the Investor Parties to include Registrable Securities in any Demand Registration, Takedown Offering, Piggyback Registration or Piggyback Shelf Takedown shall terminate on such date that the Investor Parties collectively beneficially own less than 15% of the outstanding shares of Common Stock on an as-converted basis.

7. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement and, for the avoidance of doubt, the Company also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Each Person that sells securities pursuant to a Demand Registration, a Takedown Demand, Piggyback Registration or a Piggyback Shelf Takedown hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.

(b) The Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable and documented fees and disbursements of one counsel (and only one counsel) chosen by the Applicable Approving Party and one local counsel (if necessary) for each applicable jurisdiction and chosen by the applicable holder of Registrable Securities, in each case, for the purpose of rendering a legal opinion on behalf of such holders in connection with any underwritten Demand Registration, Takedown Offering, Piggyback Registration or Piggyback Shelf Takedown.

8. Assignment of Registration Rights. The rights of the Conversant Investors or any other Investor Party then party hereto to registration of all or any portion of their Registrable Securities pursuant to this Agreement may be assigned by the Conversant Investors or such Investor Party to any Affiliate of any Conversant Investor who is a Permitted Transferee (as defined in the Investor Rights Agreement) to the extent of the Registrable Securities transferred in accordance with Section 2 of the Investor Rights Agreement so long as (a) such Conversant Investor or such Investor Party, within ten (10) days of such transfer, furnishes to the Company written notice of the transfer and (b) such transferee agrees, following such transfer, to be subject to all applicable restrictions and obligations set forth in this Agreement, and executes a joinder to this Agreement, in the form attached hereto as Exhibit A.

9. Indemnification.

(a) The Company agrees to (i) indemnify and hold harmless, to the fullest extent permitted by law, the Investor Parties and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls the Investor Parties (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses caused by (A) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and (ii) pay to the Investor Parties and their respective officers, directors, members, partners, agents, affiliates and employees and each Person who controls the Investor Parties (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by any Investor Party expressly for use therein; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such claim, loss, damage, liability or action to the extent that it solely arises out of or is based upon an untrue statement of any material fact contained in the registration statement or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement, in reliance upon and in conformity with written information furnished by any Investor Party expressly for use in connection with such registration statement.

(b) In connection with any registration statement in which any Investor Party is participating, each such Investor Party shall furnish to the Company in writing such information relating to such Investor Party as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Investor Party; provided that the obligation to indemnify shall be individual, not joint and several, for each Investor Party and shall be limited to the net amount of proceeds actually received by such Investor Party from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the Conversant Investors, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 9(a) or 9(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Investor Parties or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 9(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 9(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

10. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no Investor Party shall be required to sell more than the number of Registrable Securities such Investor Party has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no Investor Party included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Investor Party, such Investor Party’s title to the securities, such Investor Party’s authority to sell such securities and such Investor Party’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto that are materially more burdensome than those provided in Section 9. Each Investor Party shall execute and deliver such other agreements as may be reasonably requested by the Company and the lead managing underwriter(s) that are consistent with such Investor Party’s obligations under Section 4, Section 5 and this Section 10 or that are necessary to give further effect thereto, and the Company shall execute and deliver such other agreements as may be reasonably requested by the lead managing underwriter(s) (if applicable) in order to effect any registration required hereunder. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 10, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the Investor Parties, the Company and the underwriters created pursuant to this Section 10.

11. Other Agreements. The Company shall (i) file with the Commission in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act, (ii) make and keep adequate current public information available within the meaning of Rule 144 and (iii) take such further action as the Investor Parties may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (a) Rule 144 or any similar rule or regulation hereafter adopted by the Commission or (b) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon request, the Company shall deliver to the Investor Parties (A) a written statement as to whether the Company is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to a resale registration statement on Form S-1 or S-3 and (B) such other information as may be reasonably requested to permit any Investor Party to sell such securities pursuant to Rule 144. The Company shall at all times use its reasonable best efforts to cause the securities so registered to continue to be listed on one or more of the New York Stock Exchange and the Nasdaq Stock Market. The Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities. The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or exemptions therefrom, required by any state for the offer and sale of Registrable Shares (provided that the Company shall not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 11, (2) consent to general service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction).

12. Definitions.

(a) “Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

(b) “Applicable Approving Party” means the Investor Party that initiated such Demand Registration or Takedown Demand.

(c) “as-converted basis” means, for purposes of computing beneficial ownership, such number of shares of Common Stock calculated on a basis assuming all shares of Series A Preferred Stock had been converted by the holders thereof in accordance with their terms, but disregarding any restrictions or limitations upon the conversion of such Series A Preferred Stock.

(d) “beneficial owner,” “beneficially own” or “beneficial ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance).

(e) “Business Day” means any day that is not a Saturday, Sunday or a legal holiday in the state in which the Company’s chief executive office is located or in New York, NY.

(f) “Commission” means the U.S. Securities and Exchange Commission.

(g) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(h) “FINRA” means the Financial Industry Regulatory Authority, Inc.

(i) “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405.

(j) “Investor Parties” means the Conversant Investors and each Affiliate of any Conversant Investor who is a Permitted Transferee (as defined in the Investor Rights Agreement) and to whom shares of Series A Preferred Stock or shares of Common Stock issued upon conversion thereof or Private Placement Common Shares (as defined in the A&R Investment Agreement) are transferred in accordance with Section 2 of the Investor Rights Agreement and who becomes a party hereto pursuant to Section 8.

(k) “Investor Rights Agreement” means that certain Investor Rights Agreement, dated as of the date hereof, by and among the Company, Silk Partners, LP and the Conversant Investors.

(l) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(m) “Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

(n) “Public Offering” means any sale or distribution by the Company and/or any Investor Party to the public of Common Stock pursuant to an offering registered under the Securities Act.

(o) “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

(p) “Registrable Securities” means (i) any Common Stock issued or issuable in respect of any shares of Series A Preferred Stock issued to the Conversant Investors pursuant to the A&R Investment Agreement (whether or not such shares of Series A Preferred Stock or Common Stock are subsequently transferred to any Investor Party), (ii) any Private Placement Common Shares (as defined in the A&R Investment Agreement) issued to the Conversant Investors pursuant to the A&R Investment Agreement (whether or not such shares of Common

Stock are subsequently transferred to any Investor Party), (iii) any Backstop Shares (as defined in the A&R Investment Agreement) issued to the Conversant Investors pursuant to the A&R Investment Agreement (whether or not such Backstop Shares are subsequently transferred to any Investor Party) and (iv) any Common Stock issued or issuable upon exercise of any Warrant (as defined in the A&R Investment Agreement) issued to the Conversant Investors pursuant to the A&R Investment Agreement (whether or not such Warrants or Common Stock are subsequently transferred to any Investor Party). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 or repurchased by the Company or any of its subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the conversion or exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided that a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement.

(q) “Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors).

(r) “Rule 144,” “Rule 158,” “Rule 405,” “Rule 415” and “Rule 430B” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

(s) “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

(t) “Shelf Participant” means any Investor Party listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration, as applicable, or any such Investor Party that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.

(u) “WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

13. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Conversant Investors in this Agreement.

(b) Entire Agreement; Effectiveness. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof.

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of the Company and each Investor Party; provided, that no amendment may materially and disproportionately adversely affect the rights of any Investor Party compared to any other Investor Party without the consent of such adversely affected Investor Party. Any amendment or waiver effected in accordance with this Section 13(d) shall be binding upon the Investor Parties and the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e) Successors and Assigns. Except as provided in Section 8 hereof, this Agreement shall not be assigned, in whole or in part, by operation of law or otherwise, without the prior written consent of the parties hereto. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied, facsimile or portable data format (PDF) signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

(i) Governing Law; Jurisdiction. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Delaware Chancery Court, or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the Conversant Investors and to the Company at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13(j)):

if to the Company:

Capital Senior Living Corporation

14160 Dallas Parkway, Suite 300

Dallas, Texas 75254

Attention: General Counsel

Email: [Redacted]

with a copy to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attention: Steven A. Seidman and Laura H. Acker

Facsimile: (212) 728-8111

Email: sseidman@willkie.com and lacker@willkie.com

if to the Conversant Investors:

c/o Conversant Capital LLC

25 Deforest Avenue

Summit, New Jersey 07901

Attention: Keith O’Connor

Email: [Redacted]

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004-1980

Attention: John M. Bibona

Email: john.bibona@friedfrank.com

(k) Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(m) Opt-Out Requests. Each Investor Party shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Investor Party otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Investor Party that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Investor Parties shall not be required to, and shall not, deliver any notice or other information required to be provided to such Investor Party hereunder to the extent that the Company or such other Investor Parties reasonably expect would result in such Investor Party acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. An Investor Party that previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of an Investor Party to issue and revoke subsequent Opt-Out Requests; provided that each Investor Party shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

CAPITAL SENIOR LIVING CORPORATION

By:	/s/ Kimberly S. Lody
Name:	Kimberly S. Lody
Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

CONVERSANT DALLAS PARKWAY (A) LP

By: Conversant GP Holdings LLC, its general partner

By:	/s/ Michael Simanovsky
Name:	Michael Simanovsky
Title:	Manager

CONVERSANT DALLAS PARKWAY (B) LP

By: Conversant GP Holdings LLC, its general partner

By:	/s/ Michael Simanovsky
Name:	Michael Simanovsky
Title:	Manager

[Signature Page to Registration Rights Agreement]

Exhibit A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of [•], 2021 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Capital Senior Living Corporation, a Delaware corporation (the “Company”), [•] and each of the other investors listed on the signature pages thereto.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as an Investor Party and a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of _____________, 20__.

INVESTOR PARTY:
[•]

By:

Its:

Address for Notices:

[•]
[•]
[•]
[•]

Agreed and Accepted as of
CAPITAL SENIOR LIVING CORPORATION

By:

Its: